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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 17, 2000

                       DUKE-WEEKS REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



           Indiana                        0-20625                 35-1898425
------------------------------         ------------          -------------------
  (State or jurisdiction of            (Commission             (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


          8888 KEYSTONE CROSSING, SUITE 1200
                 INDIANAPOLIS, INDIANA                       46240
       ----------------------------------------           ----------
       (Address of principal executive offices)           (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 808-6000
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Exhibit

-------           -------

  10.1 Revolving Credit Agreement dated as of July 2, 1999 among Duke- Weeks Realty Limited Partnership, as Borrower, Duke-Weeks Realty Corporation, as General Partner and Guarantor, The First National Bank of Chicago as Administrative Agent and Lender, Banc One Capital Markets, Inc., as Lead Arranger and Joint Book Runner, Wachovia Securities, Inc., as Lead Arranger, Joint Book Runner and Co-syndication Agent, Wells Fargo Bank, National Association, as Co-arranger, Co-syndication Agent and Lender, First Union National Bank, as Co-agent and Lender, PNC Bank, National Association, as Co-agent and Lender and the several other lenders from time to time parties thereto

  10.2 Second Amended and Restated Revolving Credit Agreement dated September 24, 1998 among Duke Realty Limited Partnership, as Borrower, Duke Realty Investments, Inc., as General Partner and Guarantor, The First National Bank of Chicago, as Administrative Agent and Lender, First Chicago Capital Markets, Inc., as Arranger, Wells Fargo Bank, National Association, as Arranger, Syndication Agent and Lender, PNC Bank, National Association, as Documentation Agent and Lender, Commerzbank A.G. Chicago Branch, as Co-agent and Lender, Bank of America National Trust and Savings Association, as Co-agent and Lender, and the several other lenders from time to time parties thereto


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DUKE-WEEKS REALTY LIMITED
                                             PARTNERSHIP

                                             By:   DUKE-WEEKS REALTY CORPORATION

                                                   General Partner

Date: March 17, 2000                               By: /s/ Matthew A. Cohoat
                                                       ------------------------
                                                       Matthew A. Cohoat
                                                       Vice President and
                                                        Corporate Controller

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